News Release

Trustmark Corporation Announces Second Quarter 2011 Financial Results
and Declares $0.23 Quarterly Cash Dividend

Jackson, Mississippi – July 26, 2011 – Trustmark Corporation (NASDAQ:TRMK) reported net income available to common shareholders of $31.6 million in the second quarter of 2011, which represented basic and diluted earnings per common share of $0.49.  Earnings include a nonrecurring bargain purchase gain of $4.6 million after-tax, or approximately $0.07 per share, resulting from an FDIC assisted transaction during the second quarter.  Trustmark’s performance during the quarter produced a return on average tangible common equity of 14.71% and a return on average assets of 1.32%.  During the first six months of 2011, Trustmark’s net income available to common shareholders totaled $55.6 million, which represented basic and diluted earnings per share of $0.87.  Trustmark’s performance during the first half of 2011 resulted in a return on tangible common equity of 13.21% and a return on average assets of 1.17%.  Trustmark’s Board of Directors declared a quarterly cash dividend of $0.23 per common share.  The dividend is payable September 15, 2011, to shareholders of record on September 1, 2011.

Gerard R. Host, President and CEO, stated, “Trustmark continued to produce strong financial results as reflected in growth in net interest income and noninterest income from our traditional banking business as well as expanded profitability of our insurance and mortgage banking businesses.  We also continued to experience an improvement in credit quality, which was reflected by reductions in nonperforming loans.  Thanks to our solid earnings, strong capital base, and dedicated associates, Trustmark remains well-positioned to meet the needs of our customers and take advantage of opportunities to build shareholder value.”

FDIC Assisted Transaction
On April 15, 2011, Trustmark acquired the banking operations of Heritage Banking Group, Carthage, Mississippi, (“Heritage”) in a FDIC assisted transaction.  Substantially all loans and other real estate acquired are covered by a loss share agreement in which the FDIC will reimburse Trustmark for 80% of losses incurred.  At June 30, 2011, the carrying value of loans and deposits acquired was $97.2 million and $189.8 million, respectively.  Earnings during the quarter reflect a nonrecurring bargain purchase gain of $4.6 million after-tax, or approximately $0.07 per share.  In addition, this transaction generated operating net income of approximately $600 thousand, or approximately $0.01 per share, during the quarter.  Trustmark is pleased to provide an expanded array of banking and financial services to our new Heritage customers.

Credit Quality
•	Nonperforming loans declined 4.6% while nonperforming assets fell 2.3%
•	Net charge-offs totaled $14.7 million and represented 0.97% of average loans
•	Allowance for loan losses represented 182.0% of nonperforming loans, excluding impaired loans with no specific reserves

During the second quarter, nonperforming loans (excluding covered loans) decreased $5.8 million, or 4.6%, relative to the prior quarter to total $121.0 million, or 2.01% of total loans, marking five consecutive quarters of improvement.  Foreclosed other real estate (excluding covered ORE) increased $801 thousand from the prior quarter to total $90.0 million.  Collectively, nonperforming assets decreased $5.0 million, or 2.3%, to total $211.0 million at June 30, 2011.  Over the past five quarters, nonperforming asset balances have decreased by $40.3 million or 16.0%, mainly in the Florida market with a $40.8 million or 38.2% decline.

Net charge-offs during the second quarter totaled $14.7 million and represented 0.97% of average loans (excluding covered loans).  The provision for loan losses totaled $8.1 million.  During the second quarter, Trustmark experienced a steady and continued reduction in criticized loans, including a $19.8 million decline in its Florida market, relative to the prior quarter.  Over the past five quarters, criticized loan balances have decreased by $85.6 million or 16.2%, mainly in the Florida market with a $63.0 million or 37.0% decline.

Allocation of Trustmark’s $86.8 million allowance for loan losses represented 1.84% of commercial loans and 0.76% of consumer and home mortgage loans, resulting in an allowance to total loans of 1.47% as of June 30, 2011.  The allowance for loan losses represented 182.0% of nonperforming loans, excluding impaired loans with no specific reserves.  All of these ratios exclude covered assets (covered loans and covered other real estate).

Trustmark continued to make significant progress in the resolution of its construction and land development portfolio in Florida.  During the last 12 months, this portfolio was reduced by 36.1% to total $111.1 million.  At June 30, 2011, the associated reserve for loan losses on this portfolio totaled $12.4 million, or 11.2%.  Trustmark remains focused on managing credit risks resulting from current economic and real estate market conditions.

Capital Strength
•	Tangible common equity to tangible assets expanded to 9.43%
•	Total risk-based capital increased to 16.47%

Trustmark’s consistent profitability and sound balance sheet management continued to be reflected in its solid capital position.  Tangible common equity totaled $886.0 million and represented 9.43% of tangible assets at June 30, 2011.  Total risk-based capital increased to 16.47%, significantly exceeding the 10% regulatory requirement to be classified as “well-capitalized.”  Trustmark’s strong capital base provides flexibility to support organic growth as well as acquisition opportunities that strengthen the value of the franchise.

Balance Sheet Management
•	Average earning assets increased $71.4 million
•	Net interest income (FTE) totaled $91.5 million, resulting in a 4.29% net interest margin
•	Cost of interest-bearing deposits improved to 0.66%

Loans, including loans held for investment and covered loans, totaled $6.0 billion at June 30, 2011, an increase of $30.8 million from the prior quarter.  During this period, Trustmark’s single family mortgage portfolio increased $32.9 million while the other loans portfolio expanded by $50.1 million.  Trustmark’s efforts to reduce exposure to construction and land development lending as well as the decision to discontinue indirect auto financing continued to be reflected in loan totals as these portfolios declined $33.6 million and $31.4 million, respectively.

Average earning assets during the second quarter totaled $8.6 billion, an increase of $71.4 million from the prior quarter.  Growth in average investment securities and average covered loans more than offset a decline in average loans and other earning assets during the second quarter.  Average deposits during the quarter increased $512.5 million, or 7.1%, to $7.7 billion, reflecting a 7.5% increase in average interest-bearing deposits and 5.8% growth in noninterest-bearing deposits.

Net interest income (FTE) totaled $91.5 million during the second quarter, an increase of $1.5 million from the prior quarter.  Lower deposit costs, coupled with disciplined loan pricing, resulted in a strong net interest margin of 4.29% during the second quarter.

Noninterest Income
•	Noninterest income totaled $46.4 million and represented 33.7% of total revenue
•	Bargain purchase gain of $7.5 million (pre-tax) from Heritage transaction

Service charges on deposit accounts during the second quarter totaled $12.9 million, an increase of $944 thousand from the prior quarter principally due to seasonality and the Heritage transaction.  When compared to figures one year earlier, services charges were down $1.4 million, due in large part to a reduction in NSF fees resulting from the impact of regulatory changes.  Bank cards and other fees totaled $6.9 million during the second quarter, up $379 thousand from the prior quarter and up $437 thousand from figures one year earlier as a result of increased debit card usage.

Trustmark continued to achieve solid financial performance from its diverse financial services businesses.  Mortgage banking income totaled $6.3 million during the second quarter, an increase of 32.8% from the prior quarter, reflecting stable mortgage servicing income, solid secondary marketing gains and successful hedging programs.  In addition, insurance revenue totaled $6.9 million, an increase of 5.4%, reflecting a seasonal increase in commercial property and casualty income relative to the prior quarter.  Income from wealth management services remained relatively stable at $5.8 million during the quarter.

Noninterest Expense
•	Noninterest expense remained well-controlled
•	FDIC deposit insurance assessment declined 29.5%

During the second quarter of 2011, noninterest expense totaled $81.3 million, an increase of $1.3 million from the prior quarter; approximately $845 thousand of the increase was attributable to the Heritage acquisition.  Salary and employee benefits expense totaled $44.2 million during the second quarter and included Heritage related expenses of $513 thousand.  Salary and employee benefits expense in the second quarter increased $167 thousand from the prior quarter.  Implementation of the FDIC’s revised deposit insurance assessment methodology resulted in an $812 thousand reduction in deposit insurance costs during the second quarter.

ADDITIONAL INFORMATION
As previously announced, Trustmark will conduct a conference call with analysts on Tuesday, July 26, 2011 at 4:00 p.m. Central Time to discuss the Corporation’s financial results.  Interested parties may listen to the conference call by dialing (877)317-6789, passcode 446676, or by clicking on the link provided under the Investor Relations section of our website at www.trustmark.com.  A replay of the conference call will also be available through Thursday, August 4, 2011, in archived format at the same web address or by calling (877)344-7529, passcode 446676.

Trustmark is a financial services company providing banking and financial solutions through over 150 offices in Florida, Mississippi, Tennessee and Texas.

Forward-Looking Statements
Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future” or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other “forward-looking” information. These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things, and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. You should be aware that the occurrence of the events described under the caption “Risk Factors” in Trustmark’s filings with the Securities and Exchange Commission in this report could have an adverse effect on our business, results of operations and financial condition.  Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected.

Risks that could cause actual results to differ materially from current expectations of Management include, but are not limited to, changes in the level of nonperforming assets and charge-offs, local, state and national economic and market conditions, including the extent and duration of the current volatility in the credit and financial markets, changes in our ability to measure the fair value of assets in our portfolio, material changes in the level and/or volatility of market interest rates, the performance and demand for the products and services we offer, including the level and timing of withdrawals from our deposit accounts, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, our ability to attract noninterest-bearing deposits and other low-cost funds, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, economic conditions and monetary and other governmental actions designed to address the level and volatility of interest rates and the volatility of securities, currency and other markets, the enactment of legislation and changes in existing regulations, or enforcement practices, or the adoption of new regulations, changes in accounting standards and practices, including changes in the interpretation of existing standards, that affect our consolidated financial statements, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of our borrowers, changes in our ability to control expenses, changes in our compensation and benefit plans, greater than expected costs or difficulties related to the integration of acquisitions or new products and lines of business, natural disasters, environmental disasters, acts of war or terrorism and other risks described in our filings with the Securities and Exchange Commission.

Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Except as required by law, we undertake no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

Trustmark Investor Contacts:
Louis E. Greer
Treasurer and Principle Financial Officer
601-208-2310

F. Joseph Rein, Jr.
Senior Vice President
601-208-6898

Trustmark Media Contact:
Melanie A. Morgan
Senior Vice President
601-208-2979

TRUSTMARK CORPORATION AND SUBSIDIARIES CONSOLIDATED FINANCIAL INFORMATION June 30, 2011 ($ in thousands) (unaudited)

				Linked Quarter		Year over Year
QUARTERLY AVERAGE BALANCES	6/30/2011	3/31/2011	6/30/2010	$ Change	% Change	$ Change	% Change
Securities AFS-taxable	$2,142,978	$2,050,502	$1,586,165	$92,476	4.5%	$556,813	35.1%
Securities AFS-nontaxable	151,471	144,921	110,969	6,550	4.5%	40,502	36.5%
Securities HTM-taxable	73,739	97,710	162,691	(23,971)	-24.5%	(88,952)	-54.7%
Securities HTM-nontaxable	25,797	27,099	41,628	(1,302)	-4.8%	(15,831)	-38.0%
Total securities	2,393,985	2,320,232	1,901,453	73,753	3.2%	492,532	25.9%
Loans (including loans held for sale)	6,044,232	6,107,025	6,301,201	(62,793)	-1.0%	(256,969)	-4.1%
Covered loans	77,858	-	-	77,858	n/m	77,858	n/m
Fed funds sold and rev repos	6,807	8,359	7,478	(1,552)	-18.6%	(671)	-9.0%
Other earning assets	32,028	47,851	38,764	(15,823)	-33.1%	(6,736)	-17.4%
Total earning assets	8,554,910	8,483,467	8,248,896	71,443	0.8%	306,014	3.7%
Allowance for loan losses	(94,771)	(96,065)	(104,814)	1,294	-1.3%	10,043	-9.6%
Cash and due from banks	216,483	222,380	207,670	(5,897)	-2.7%	8,813	4.2%
Other assets	937,503	899,524	898,749	37,979	4.2%	38,754	4.3%
Total assets	$9,614,125	$9,509,306	$9,250,501	$104,819	1.1%	$363,624	3.9%

Interest-bearing demand deposits	$1,579,894	$1,465,390	$1,306,783	$114,504	7.8%	$273,111	20.9%
Savings deposits	2,277,220	2,045,874	2,066,612	231,346	11.3%	210,608	10.2%
Time deposits less than $100,000	1,255,496	1,210,219	1,307,611	45,277	3.7%	(52,115)	-4.0%
Time deposits of $100,000 or more	904,106	876,975	989,397	27,131	3.1%	(85,291)	-8.6%
Total interest-bearing deposits	6,016,716	5,598,458	5,670,403	418,258	7.5%	346,313	6.1%
Fed funds purchased and repos	396,618	647,881	495,904	(251,263)	-38.8%	(99,286)	-20.0%
Short-term borrowings	92,077	254,451	181,669	(162,374)	-63.8%	(89,592)	-49.3%
Long-term FHLB advances	2,333	-	15,833	2,333	n/m	(13,500)	-85.3%
Subordinated notes	49,817	49,809	49,785	8	0.0%	32	0.1%
Junior subordinated debt securities	61,856	61,856	70,104	-	0.0%	(8,248)	-11.8%
Total interest-bearing liabilities	6,619,417	6,612,455	6,483,698	6,962	0.1%	135,719	2.1%
Noninterest-bearing deposits	1,714,778	1,620,554	1,536,153	94,224	5.8%	178,625	11.6%
Other liabilities	98,154	116,399	91,715	(18,245)	-15.7%	6,439	7.0%
Total liabilities	8,432,349	8,349,408	8,111,566	82,941	1.0%	320,783	4.0%
Shareholders' equity	1,181,776	1,159,898	1,138,935	21,878	1.9%	42,841	3.8%
Total liabilities and equity	$9,614,125	$9,509,306	$9,250,501	$104,819	1.1%	$363,624	3.9%

				Linked Quarter		Year over Year
PERIOD END BALANCES	6/30/2011	3/31/2011	6/30/2010	$ Change	% Change	$ Change	% Change
Cash and due from banks	$221,853	$193,087	$186,365	$28,766	14.9%	$35,488	19.0%
Fed funds sold and rev repos	4,576	1,726	5,713	2,850	n/m	(1,137)	-19.9%
Securities available for sale	2,399,042	2,309,704	1,786,710	89,338	3.9%	612,332	34.3%
Securities held to maturity	87,923	110,054	192,860	(22,131)	-20.1%	(104,937)	-54.4%
Loans held for sale (LHFS)	123,244	112,981	218,369	10,263	9.1%	(95,125)	-43.6%
Loans held for investment (LHFI), excluding covered loans	5,906,316	5,964,089	6,054,995	(57,773)	-1.0%	(148,679)	-2.5%
Allowance for loan losses	(86,846)	(93,398)	(100,656)	6,552	-7.0%	13,810	-13.7%
Net LHFI, excluding covered loans	5,819,470	5,870,691	5,954,339	(51,221)	-0.9%	(134,869)	-2.3%
Covered loans	88,558	-	-	88,558	n/m	88,558	n/m
Net LHFI and covered loans	5,908,028	5,870,691	5,954,339	37,337	0.6%	(46,311)	-0.8%
Premises and equipment, net	140,640	141,524	143,536	(884)	-0.6%	(2,896)	-2.0%
Mortgage servicing rights	50,111	53,598	43,044	(3,487)	-6.5%	7,067	16.4%
Goodwill	291,104	291,104	291,104	-	0.0%	-	0.0%
Identifiable intangible assets	15,651	15,532	18,062	119	0.8%	(2,411)	-13.3%
Other real estate, excluding covered other real estate	89,999	89,198	91,400	801	0.9%	(1,401)	-1.5%
Covered other real estate	7,485	-	-	7,485	n/m	7,485	n/m
FDIC indemnification asset	33,327	-	-	33,327	n/m	33,327	n/m
Other assets	325,468	325,263	313,043	205	0.1%	12,425	4.0%
Total assets	$9,698,451	$9,514,462	$9,244,545	$183,989	1.9%	$453,906	4.9%

Deposits:
Noninterest-bearing	$1,806,908	$1,668,104	$1,539,598	$138,804	8.3%	$267,310	17.4%
Interest-bearing	5,825,426	5,758,170	5,599,796	67,256	1.2%	225,630	4.0%
Total deposits	7,632,334	7,426,274	7,139,394	206,060	2.8%	492,940	6.9%
Fed funds purchased and repos	539,693	550,919	492,367	(11,226)	-2.0%	47,326	9.6%
Short-term borrowings	90,156	154,585	208,136	(64,429)	-41.7%	(117,980)	-56.7%
Long-term FHLB advances	2,794	-	-	2,794	n/m	2,794	n/m
Subordinated notes	49,823	49,814	49,790	9	0.0%	33	0.1%
Junior subordinated debt securities	61,856	61,856	70,104	-	0.0%	(8,248)	-11.8%
Other liabilities	129,025	110,785	142,374	18,240	16.5%	(13,349)	-9.4%
Total liabilities	8,505,681	8,354,233	8,102,165	151,448	1.8%	403,516	5.0%
Common stock	13,359	13,333	13,311	26	0.2%	48	0.4%
Capital surplus	263,940	260,297	253,133	3,643	1.4%	10,807	4.3%
Retained earnings	911,797	898,222	870,532	13,575	1.5%	41,265	4.7%
Accum other comprehensive
income (loss), net of tax	3,674	(11,623)	5,404	15,297	n/m	(1,730)	-32.0%
Total shareholders' equity	1,192,770	1,160,229	1,142,380	32,541	2.8%	50,390	4.4%
Total liabilities and equity	$9,698,451	$9,514,462	$9,244,545	$183,989	1.9%	$453,906	4.9%

n/m - percentage changes greater than +/- 100% are considered not meaningful

See Notes to Consolidated Financials

TRUSTMARK CORPORATION AND SUBSIDIARIES CONSOLIDATED FINANCIAL INFORMATION June 30, 2011 ($ in thousands except per share data) (unaudited)

	Quarter Ended			Linked Quarter		Year over Year
INCOME STATEMENTS	6/30/2011	3/31/2011	6/30/2010	$ Change	% Change	$ Change	% Change
Interest and fees on loans-FTE	$80,202	$79,116	$84,362	$1,086	1.4%	$(4,160)	-4.9%
Interest on securities-taxable	20,374	19,992	19,626	382	1.9%	748	3.8%
Interest on securities-tax exempt-FTE	2,115	2,128	2,151	(13)	-0.6%	(36)	-1.7%
Interest on fed funds sold and rev repos	7	8	7	(1)	-12.5%	-	0.0%
Other interest income	333	332	366	1	0.3%	(33)	-9.0%
Total interest income-FTE	103,031	101,576	106,512	1,455	1.4%	(3,481)	-3.3%
Interest on deposits	9,936	9,719	12,785	217	2.2%	(2,849)	-22.3%
Interest on fed funds pch and repos	216	338	260	(122)	-36.1%	(44)	-16.9%
Other interest expense	1,420	1,553	1,597	(133)	-8.6%	(177)	-11.1%
Total interest expense	11,572	11,610	14,642	(38)	-0.3%	(3,070)	-21.0%
Net interest income-FTE	91,459	89,966	91,870	1,493	1.7%	(411)	-0.4%
Provision for loan losses	8,116	7,537	10,398	579	7.7%	(2,282)	-21.9%
Net interest income after provision-FTE	83,343	82,429	81,472	914	1.1%	1,871	2.3%
Service charges on deposit accounts	12,851	11,907	14,220	944	7.9%	(1,369)	-9.6%
Insurance commissions	6,862	6,512	6,884	350	5.4%	(22)	-0.3%
Wealth management	5,760	5,986	5,558	(226)	-3.8%	202	3.6%
Bank card and other fees	6,854	6,475	6,417	379	5.9%	437	6.8%
Mortgage banking, net	6,269	4,722	8,910	1,547	32.8%	(2,641)	-29.6%
Other, net	7,785	762	1,103	7,023	n/m	6,682	n/m
Nonint inc-excl sec gains, net	46,381	36,364	43,092	10,017	27.5%	3,289	7.6%
Security gains, net	51	7	1,855	44	n/m	(1,804)	-97.3%
Total noninterest income	46,432	36,371	44,947	10,061	27.7%	1,485	3.3%
Salaries and employee benefits	44,203	44,036	43,282	167	0.4%	921	2.1%
Services and fees	10,780	10,270	10,523	510	5.0%	257	2.4%
Net occupancy-premises	5,050	5,073	4,917	(23)	-0.5%	133	2.7%
Equipment expense	4,856	5,144	4,247	(288)	-5.6%	609	14.3%
FDIC assessment expense	1,938	2,750	3,035	(812)	-29.5%	(1,097)	-36.1%
ORE/Foreclosure expense	4,704	3,213	9,278	1,491	46.4%	(4,574)	-49.3%
Other expense	9,817	9,532	9,146	285	3.0%	671	7.3%
Total noninterest expense	81,348	80,018	84,428	1,330	1.7%	(3,080)	-3.6%
Income before income taxes and tax eq adj	48,427	38,782	41,991	9,645	24.9%	6,436	15.3%
Tax equivalent adjustment	3,629	3,591	3,384	38	1.1%	245	7.2%
Income before income taxes	44,798	35,191	38,607	9,607	27.3%	6,191	16.0%
Income taxes	13,196	11,178	12,446	2,018	18.1%	750	6.0%
Net income available to common shareholders	$31,602	$24,013	$26,161	$7,589	31.6%	$5,441	20.8%

Per common share data
Earnings per share - basic	$0.49	$0.38	$0.41	$0.11	28.9%	$0.08	19.5%

Earnings per share - diluted	$0.49	$0.37	$0.41	$0.12	32.4%	$0.08	19.5%

Dividends per share	$0.23	$0.23	$0.23	$-	0.0%	$-	0.0%

Weighted average common shares outstanding
Basic	64,072,047	63,950,461	63,872,879

Diluted	64,281,348	64,181,752	64,054,171

Period end common shares outstanding	64,119,235	63,987,064	63,885,403

OTHER FINANCIAL DATA
Return on common equity	10.73%	8.40%	9.21%
Return on average tangible common equity	14.71%	11.65%	12.92%
Return on equity	10.73%	8.40%	9.21%
Return on assets	1.32%	1.02%	1.13%
Interest margin - Yield - FTE	4.83%	4.86%	5.18%
Interest margin - Cost	0.54%	0.56%	0.71%
Net interest margin - FTE	4.29%	4.30%	4.47%
Efficiency ratio	62.39%	63.34%	62.56%
Full-time equivalent employees	2,575	2,489	2,527

COMMON STOCK PERFORMANCE
Market value-Close	$23.41	$23.42	$20.82
Common book value	$18.60	$18.13	$17.88
Tangible common book value	$13.82	$13.34	$13.04

n/m - percentage changes greater than +/- 100% are considered not meaningful

See Notes to Consolidated Financials

TRUSTMARK CORPORATION AND SUBSIDIARIES CONSOLIDATED FINANCIAL INFORMATION June 30, 2011 ($ in thousands) (unaudited)

	Quarter Ended			Linked Quarter		Year over Year
NONPERFORMING ASSETS (1)	6/30/2011	3/31/2011	6/30/2010	$ Change	% Change	$ Change	% Change
Nonaccrual loans
Florida	$30,752	$44,548	$74,954	$(13,796)	-31.0%	$(44,202)	-59.0%
Mississippi (2)	47,802	40,226	39,924	7,576	18.8%	7,878	19.7%
Tennessee (3)	17,564	13,886	9,778	3,678	26.5%	7,786	79.6%
Texas	24,900	28,130	35,222	(3,230)	-11.5%	(10,322)	-29.3%
Total nonaccrual loans	121,018	126,790	159,878	(5,772)	-4.6%	(38,860)	-24.3%
Other real estate
Florida	35,223	31,339	31,814	3,884	12.4%	3,409	10.7%
Mississippi (2)	21,221	22,084	28,020	(863)	-3.9%	(6,799)	-24.3%
Tennessee (3)	15,960	16,920	12,493	(960)	-5.7%	3,467	27.8%
Texas	17,595	18,855	19,073	(1,260)	-6.7%	(1,478)	-7.7%
Total other real estate	89,999	89,198	91,400	801	0.9%	(1,401)	-1.5%
Total nonperforming assets	$211,017	$215,988	$251,278	$(4,971)	-2.3%	$(40,261)	-16.0%

LOANS PAST DUE OVER 90 DAYS (4)
LHFI	$6,993	$5,010	$6,057	$1,983	39.6%	$936	15.5%

LHFS-Guaranteed GNMA serviced loans
(no obligation to repurchase)	$24,708	$19,808	$49,712	$4,900	24.7%	$(25,004)	-50.3%

	Quarter Ended			Linked Quarter		Year over Year
ALLOWANCE FOR LOAN LOSSES	6/30/2011	3/31/2011	6/30/2010	$ Change	% Change	$ Change	% Change
Beginning Balance	$93,398	$93,510	$101,643	$(112)	-0.1%	$(8,245)	-8.1%
Provision for loan losses	8,116	7,537	10,398	579	7.7%	(2,282)	-21.9%
Charge-offs	(17,505)	(11,132)	(14,297)	(6,373)	57.2%	(3,208)	22.4%
Recoveries	2,837	3,483	2,912	(646)	-18.5%	(75)	-2.6%
Net charge-offs	(14,668)	(7,649)	(11,385)	(7,019)	91.8%	(3,283)	28.8%
Ending Balance	$86,846	$93,398	$100,656	$(6,552)	-7.0%	$(13,810)	-13.7%

PROVISION FOR LOAN LOSSES
Florida	$5,633	$3,024	$2,432	$2,609	86.3%	$3,201	n/m
Mississippi (2)	1,331	1,071	3,430	260	24.3%	(2,099)	-61.2%
Tennessee (3)	157	1,619	3,560	(1,462)	-90.3%	(3,403)	-95.6%
Texas	995	1,823	976	(828)	-45.4%	19	1.9%
Total provision for loan losses	$8,116	$7,537	$10,398	$579	7.7%	$(2,282)	-21.9%

NET CHARGE-OFFS
Florida	$7,880	$5,478	$5,880	$2,402	43.8%	$2,000	34.0%
Mississippi (2)	3,401	410	3,885	2,991	n/m	(484)	-12.5%
Tennessee (3)	324	979	1,031	(655)	-66.9%	(707)	-68.6%
Texas	3,063	782	589	2,281	n/m	2,474	n/m
Total net charge-offs	$14,668	$7,649	$11,385	$7,019	91.8%	$3,283	28.8%

CREDIT QUALITY RATIOS (1)
Net charge offs/average loans	0.97%	0.51%	0.72%
Provision for loan losses/average loans	0.54%	0.50%	0.66%
Nonperforming loans/total loans (incl LHFS)	2.01%	2.09%	2.55%
Nonperforming assets/total loans (incl LHFS)	3.50%	3.55%	4.01%
Nonperforming assets/total loans (incl LHFS) +ORE	3.45%	3.50%	3.95%
ALL/total loans (excl LHFS)	1.47%	1.57%	1.66%
ALL-commercial/total commercial loans	1.84%	1.98%	2.10%
ALL-consumer/total consumer and home mortgage loans	0.76%	0.76%	0.82%
ALL/nonperforming loans	71.76%	73.66%	62.96%
ALL/nonperforming loans -
(excl impaired loans with no specific reserves)	181.95%	215.40%	148.86%

CAPITAL RATIOS
Total equity/total assets	12.30%	12.19%	12.36%
Common equity/total assets	12.30%	12.19%	12.36%
Tangible common equity/tangible assets	9.43%	9.27%	9.32%
Tangible common equity/risk-weighted assets	13.51%	13.06%	12.51%
Tier 1 leverage ratio	10.18%	10.10%	10.07%
Tier 1 common risk-based capital ratio	13.55%	13.32%	12.51%
Tier 1 risk-based capital ratio	14.46%	14.24%	13.53%
Total risk-based capital ratio	16.47%	16.25%	15.53%

(1) - Excludes Covered Assets (Loans and Other Real Estate)
(2) - Mississippi includes Central and Southern Mississippi Regions
(3) - Tennessee includes Memphis, Tennessee and Northern Mississippi Regions
(4) - Excludes Covered Loans
n/m - percentage changes greater than +/- 100% are considered not meaningful

See Notes to Consolidated Financials

TRUSTMARK CORPORATION AND SUBSIDIARIES CONSOLIDATED FINANCIAL INFORMATION June 30, 2011 ($ in thousands) (unaudited)

	Quarter Ended					Six Months Ended
AVERAGE BALANCES	6/30/2011	3/31/2011	12/31/2010	9/30/2010	6/30/2010	6/30/2011	6/30/2010
Securities AFS-taxable	$2,142,978	$2,050,502	$1,817,996	$1,654,335	$1,586,165	$2,096,995	$1,550,296
Securities AFS-nontaxable	151,471	144,921	140,139	111,959	110,969	148,214	108,034
Securities HTM-taxable	73,739	97,710	121,278	143,124	162,691	85,658	170,838
Securities HTM-nontaxable	25,797	27,099	33,138	37,703	41,628	26,444	44,226
Total securities	2,393,985	2,320,232	2,112,551	1,947,121	1,901,453	2,357,311	1,873,394
Loans (including loans held for sale)	6,044,232	6,107,025	6,199,875	6,230,961	6,301,201	6,075,455	6,356,628
Covered loans	77,858	-	-	-	-	39,144	-
Fed funds sold and rev repos	6,807	8,359	10,766	8,418	7,478	7,579	8,950
Other earning assets	32,028	47,851	41,359	33,615	38,764	39,896	42,461
Total earning assets	8,554,910	8,483,467	8,364,551	8,220,115	8,248,896	8,519,385	8,281,433
Allowance for loan losses	(94,771)	(96,065)	(96,559)	(102,528)	(104,814)	(95,415)	(105,503)
Cash and due from banks	216,483	222,380	207,874	214,736	207,670	219,415	211,964
Other assets	937,503	899,524	888,666	885,600	898,749	918,620	904,543
Total assets	$9,614,125	$9,509,306	$9,364,532	$9,217,923	$9,250,501	$9,562,005	$9,292,437

Interest-bearing demand deposits	$1,579,894	$1,465,390	$1,347,252	$1,363,377	$1,306,783	$1,522,958	$1,288,904
Savings deposits	2,277,220	2,045,874	1,794,352	1,888,121	2,066,612	2,162,186	2,010,473
Time deposits less than $100,000	1,255,496	1,210,219	1,235,529	1,276,088	1,307,611	1,232,982	1,331,905
Time deposits of $100,000 or more	904,106	876,975	932,744	957,148	989,397	890,615	1,001,644
Total interest-bearing deposits	6,016,716	5,598,458	5,309,877	5,484,734	5,670,403	5,808,741	5,632,926
Fed funds purchased and repos	396,618	647,881	701,978	522,523	495,904	521,555	548,075
Short-term borrowings	92,077	254,451	254,442	202,017	181,669	172,815	190,560
Long-term FHLB advances	2,333	-	-	-	15,833	1,173	45,253
Subordinated notes	49,817	49,809	49,801	49,793	49,785	49,813	49,781
Junior subordinated debt securities	61,856	61,856	64,546	70,104	70,104	61,856	70,104
Total interest-bearing liabilities	6,619,417	6,612,455	6,380,644	6,329,171	6,483,698	6,615,953	6,536,699
Noninterest-bearing deposits	1,714,778	1,620,554	1,706,089	1,629,122	1,536,153	1,667,926	1,535,683
Other liabilities	98,154	116,399	117,741	104,576	91,715	107,229	88,866
Total liabilities	8,432,349	8,349,408	8,204,474	8,062,869	8,111,566	8,391,108	8,161,248
Shareholders' equity	1,181,776	1,159,898	1,160,058	1,155,054	1,138,935	1,170,897	1,131,189
Total liabilities and equity	$9,614,125	$9,509,306	$9,364,532	$9,217,923	$9,250,501	$9,562,005	$9,292,437

PERIOD END BALANCES	6/30/2011	3/31/2011	12/31/2010	9/30/2010	6/30/2010
Cash and due from banks	$221,853	$193,087	$161,544	$196,136	$186,365
Fed funds sold and rev repos	4,576	1,726	11,773	6,655	5,713
Securities available for sale	2,399,042	2,309,704	2,177,249	1,968,624	1,786,710
Securities held to maturity	87,923	110,054	140,847	168,849	192,860
Loans held for sale (LHFS)	123,244	112,981	153,044	268,137	218,369
Loans held for investment (LHFI), excluding covered loans	5,906,316	5,964,089	6,060,242	5,998,704	6,054,995
Allowance for loan losses	(86,846)	(93,398)	(93,510)	(94,458)	(100,656)
Net LHFI, excluding covered loans	5,819,470	5,870,691	5,966,732	5,904,246	5,954,339
Covered loans	88,558	-	-	-	-
Net LHFI and covered loans	5,908,028	5,870,691	5,966,732	5,904,246	5,954,339
Premises and equipment, net	140,640	141,524	142,289	143,393	143,536
Mortgage servicing rights	50,111	53,598	51,151	41,972	43,044
Goodwill	291,104	291,104	291,104	291,104	291,104
Identifiable intangible assets	15,651	15,532	16,306	17,181	18,062
Other real estate, excluding covered other real estate	89,999	89,198	86,704	84,722	91,400
Covered other real estate	7,485	-	-	-	-
FDIC indemnification asset	33,327	-	-	-	-
Other assets	325,468	325,263	355,159	325,886	313,043
Total assets	$9,698,451	$9,514,462	$9,553,902	$9,416,905	$9,244,545

Deposits:
Noninterest-bearing	$1,806,908	$1,668,104	$1,636,625	$1,709,311	$1,539,598
Interest-bearing	5,825,426	5,758,170	5,407,942	5,316,025	5,599,796
Total deposits	7,632,334	7,426,274	7,044,567	7,025,336	7,139,394
Fed funds purchased and repos	539,693	550,919	700,138	633,065	492,367
Short-term borrowings	90,156	154,585	425,343	318,457	208,136
Long-term FHLB advances	2,794	-	-	-	-
Subordinated notes	49,823	49,814	49,806	49,798	49,790
Junior subordinated debt securities	61,856	61,856	61,856	70,104	70,104
Other liabilities	129,025	110,785	122,708	161,353	142,374
Total liabilities	8,505,681	8,354,233	8,404,418	8,258,113	8,102,165
Common stock	13,359	13,333	13,318	13,311	13,311
Capital surplus	263,940	260,297	256,675	254,288	253,133
Retained earnings	911,797	898,222	890,917	881,545	870,532
Accum other comprehensive
income (loss), net of tax	3,674	(11,623)	(11,426)	9,648	5,404
Total shareholders' equity	1,192,770	1,160,229	1,149,484	1,158,792	1,142,380
Total liabilities and equity	$9,698,451	$9,514,462	$9,553,902	$9,416,905	$9,244,545

See Notes to Consolidated Financials

TRUSTMARK CORPORATION AND SUBSIDIARIES CONSOLIDATED FINANCIAL INFORMATION June 30, 2011 ($ in thousands except per share data) (unaudited)

	Quarter Ended					Six Months Ended
INCOME STATEMENTS	6/30/2011	3/31/2011	12/31/2010	9/30/2010	6/30/2010	6/30/2011	6/30/2010
Interest and fees on loans-FTE	$80,202	$79,116	$82,664	$83,374	$84,362	$159,318	$168,489
Interest on securities-taxable	20,374	19,992	19,076	18,641	19,626	40,366	39,361
Interest on securities-tax exempt-FTE	2,115	2,128	2,169	2,080	2,151	4,243	4,331
Interest on fed funds sold and rev repos	7	8	12	9	7	15	15
Other interest income	333	332	328	332	366	665	749
Total interest income-FTE	103,031	101,576	104,249	104,436	106,512	204,607	212,945
Interest on deposits	9,936	9,719	10,359	11,609	12,785	19,655	26,689
Interest on fed funds pch and repos	216	338	403	294	260	554	486
Other interest expense	1,420	1,553	1,535	1,631	1,597	2,973	3,189
Total interest expense	11,572	11,610	12,297	13,534	14,642	23,182	30,364
Net interest income-FTE	91,459	89,966	91,952	90,902	91,870	181,425	182,581
Provision for loan losses	8,116	7,537	11,794	12,259	10,398	15,653	25,493
Net interest income after provision-FTE	83,343	82,429	80,158	78,643	81,472	165,772	157,088
Service charges on deposit accounts	12,851	11,907	13,493	14,493	14,220	24,758	27,197
Insurance commissions	6,862	6,512	6,224	7,746	6,884	13,374	13,721
Wealth management	5,760	5,986	5,760	5,199	5,558	11,746	10,913
Bank card and other fees	6,854	6,475	6,482	6,235	6,417	13,329	12,297
Mortgage banking, net	6,269	4,722	4,502	9,861	8,910	10,991	14,982
Other, net	7,785	762	2,070	441	1,103	8,547	1,982
Nonint inc-excl sec gains, net	46,381	36,364	38,531	43,975	43,092	82,745	81,092
Security gains, net	51	7	101	4	1,855	58	2,224
Total noninterest income	46,432	36,371	38,632	43,979	44,947	82,803	83,316
Salaries and employee benefits	44,203	44,036	44,412	44,034	43,282	88,239	86,136
Services and fees	10,780	10,270	10,462	10,709	10,523	21,050	20,778
Net occupancy-premises	5,050	5,073	4,896	4,961	4,917	10,123	9,951
Equipment expense	4,856	5,144	4,229	4,356	4,247	10,000	8,550
FDIC assessment expense	1,938	2,750	2,942	3,037	3,035	4,688	6,182
ORE/Foreclosure expense	4,704	3,213	3,310	8,728	9,278	7,917	12,339
Other expense	9,817	9,532	10,186	8,598	9,146	19,349	16,853
Total noninterest expense	81,348	80,018	80,437	84,423	84,428	161,366	160,789
Income before income taxes and tax eq adj	48,427	38,782	38,353	38,199	41,991	87,209	79,615
Tax equivalent adjustment	3,629	3,591	3,400	3,335	3,384	7,220	6,677
Income before income taxes	44,798	35,191	34,953	34,864	38,607	79,989	72,938
Income taxes	13,196	11,178	9,793	9,004	12,446	24,374	23,322
Net income available to common shareholders	$31,602	$24,013	$25,160	$25,860	$26,161	$55,615	$49,616

Per common share data
Earnings per share - basic	$0.49	$0.38	$0.39	$0.40	$0.41	$0.87	$0.78

Earnings per share - diluted	$0.49	$0.37	$0.39	$0.40	$0.41	$0.87	$0.78

Dividends per share	$0.23	$0.23	$0.23	$0.23	$0.23	$0.46	$0.46

Weighted average common shares outstanding
Basic	64,072,047	63,950,461	63,892,362	63,885,647	63,872,879	64,011,590	63,808,448

Diluted	64,281,348	64,181,752	64,105,064	64,066,798	64,054,171	64,230,216	63,993,460

Period end common shares outstanding	64,119,235	63,987,064	63,917,591	63,885,959	63,885,403	64,119,235	63,885,403

OTHER FINANCIAL DATA
Return on common equity	10.73%	8.40%	8.60%	8.88%	9.21%	9.58%	8.85%
Return on average tangible common equity	14.71%	11.65%	11.96%	12.38%	12.92%	13.21%	12.45%
Return on equity	10.73%	8.40%	8.60%	8.88%	9.21%	9.58%	8.85%
Return on assets	1.32%	1.02%	1.07%	1.11%	1.13%	1.17%	1.08%
Interest margin - Yield - FTE	4.83%	4.86%	4.94%	5.04%	5.18%	4.84%	5.19%
Interest margin - Cost	0.54%	0.56%	0.58%	0.65%	0.71%	0.55%	0.74%
Net interest margin - FTE	4.29%	4.30%	4.36%	4.39%	4.47%	4.29%	4.45%
Efficiency ratio	62.39%	63.34%	61.65%	62.59%	62.56%	62.86%	60.98%
Full-time equivalent employees	2,575	2,489	2,490	2,501	2,527

COMMON STOCK PERFORMANCE
Market value-Close	$23.41	$23.42	$24.84	$21.74	$20.82
Common book value	$18.60	$18.13	$17.98	$18.14	$17.88
Tangible common book value	$13.82	$13.34	$13.17	$13.31	$13.04

See Notes to Consolidated Financials

TRUSTMARK CORPORATION AND SUBSIDIARIES CONSOLIDATED FINANCIAL INFORMATION June 30, 2011 ($ in thousands) (unaudited)

	Quarter Ended
NONPERFORMING ASSETS (1)	6/30/2011	3/31/2011	12/31/2010	9/30/2010	6/30/2010
Nonaccrual loans
Florida	$30,752	$44,548	$53,773	$65,759	$74,954
Mississippi (2)	47,802	40,226	39,803	48,962	39,924
Tennessee (3)	17,564	13,886	14,703	9,207	9,778
Texas	24,900	28,130	34,644	35,388	35,222
Total nonaccrual loans	121,018	126,790	142,923	159,316	159,878
Other real estate
Florida	35,223	31,339	32,370	31,665	31,814
Mississippi (2)	21,221	22,084	24,181	24,548	28,020
Tennessee (3)	15,960	16,920	16,407	16,456	12,493
Texas	17,595	18,855	13,746	12,053	19,073
Total other real estate	89,999	89,198	86,704	84,722	91,400
Total nonperforming assets	$211,017	$215,988	$229,627	$244,038	$251,278

LOANS PAST DUE OVER 90 DAYS (4)
LHFI	$6,993	$5,010	$3,608	$5,795	$6,057

LHFS-Guaranteed GNMA serviced loans
(no obligation to repurchase)	$24,708	$19,808	$15,777	$50,246	$49,712

	Quarter Ended					Six Months Ended
ALLOWANCE FOR LOAN LOSSES	6/30/2011	3/31/2011	12/31/2010	9/30/2010	6/30/2010	6/30/2011	6/30/2010
Beginning Balance	$93,398	$93,510	$94,458	$100,656	$101,643	$93,510	$103,662
Provision for loan losses	8,116	7,537	11,794	12,259	10,398	15,653	25,493
Charge-offs	(17,505)	(11,132)	(15,883)	(21,942)	(14,297)	(28,637)	(34,072)
Recoveries	2,837	3,483	3,141	3,485	2,912	6,320	5,573
Net charge-offs	(14,668)	(7,649)	(12,742)	(18,457)	(11,385)	(22,317)	(28,499)
Ending Balance	$86,846	$93,398	$93,510	$94,458	$100,656	$86,846	$100,656

PROVISION FOR LOAN LOSSES
Florida	$5,633	$3,024	$7,473	$4,520	$2,432	$8,657	$7,933
Mississippi (2)	1,331	1,071	2,673	4,398	3,430	2,402	7,178
Tennessee (3)	157	1,619	910	(172)	3,560	1,776	4,874
Texas	995	1,823	738	3,513	976	2,818	5,508
Total provision for loan losses	$8,116	$7,537	$11,794	$12,259	$10,398	$15,653	$25,493

NET CHARGE-OFFS
Florida	$7,880	$5,478	$4,830	$8,951	$5,880	$13,358	$14,869
Mississippi (2)	3,401	410	4,422	3,879	3,885	3,811	10,662
Tennessee (3)	324	979	1,646	3,475	1,031	1,303	1,457
Texas	3,063	782	1,844	2,152	589	3,845	1,511
Total net charge-offs	$14,668	$7,649	$12,742	$18,457	$11,385	$22,317	$28,499

CREDIT QUALITY RATIOS (1)
Net charge offs/average loans	0.97%	0.51%	0.82%	1.18%	0.72%	0.74%	0.90%
Provision for loan losses/average loans	0.54%	0.50%	0.75%	0.78%	0.66%	0.52%	0.81%
Nonperforming loans/total loans (incl LHFS)	2.01%	2.09%	2.30%	2.54%	2.55%
Nonperforming assets/total loans (incl LHFS)	3.50%	3.55%	3.70%	3.89%	4.01%
Nonperforming assets/total loans (incl LHFS) +ORE	3.45%	3.50%	3.64%	3.84%	3.95%
ALL/total loans (excl LHFS)	1.47%	1.57%	1.54%	1.57%	1.66%
ALL-commercial/total commercial loans	1.84%	1.98%	1.94%	1.97%	2.10%
ALL-consumer/total consumer and home mortgage loans	0.76%	0.76%	0.78%	0.81%	0.82%
ALL/nonperforming loans	71.76%	73.66%	65.43%	59.29%	62.96%
ALL/nonperforming loans -
(excl impaired loans with no specific reserves)	181.95%	215.40%	188.11%	140.94%	148.86%

CAPITAL RATIOS
Total equity/total assets	12.30%	12.19%	12.03%	12.31%	12.36%
Common equity/total assets	12.30%	12.19%	12.03%	12.31%	12.36%
Tangible common equity/tangible assets	9.43%	9.27%	9.11%	9.34%	9.32%
Tangible common equity/risk-weighted assets	13.51%	13.06%	12.62%	12.78%	12.51%
Tier 1 leverage ratio	10.18%	10.10%	10.14%	10.26%	10.07%
Tier 1 common risk-based capital ratio	13.55%	13.32%	12.87%	12.72%	12.51%
Tier 1 risk-based capital ratio	14.46%	14.24%	13.77%	13.75%	13.53%
Total risk-based capital ratio	16.47%	16.25%	15.77%	15.75%	15.53%

(1) - Excludes Covered Assets (Loans and Other Real Estate)
(2) - Mississippi includes Central and Southern Mississippi Regions
(3) - Tennessee includes Memphis, Tennessee and Northern Mississippi Regions
(4) - Excludes Covered Loans

See Notes to Consolidated Financials

TRUSTMARK CORPORATION AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL INFORMATION June 30, 2011 ($ in thousands) (unaudited)

Note 1 – Business Combinations

On April 15, 2011, the Mississippi Department of Banking and Consumer Finance closed the Heritage Banking Group (Heritage), a 90-year old financial institution headquartered in Carthage Mississippi, and appointed the Federal Deposit Insurance Corporation (FDIC) as receiver.  On the same date, Trustmark National Bank (TNB) entered into a purchase and assumption agreement with the FDIC in which TNB agreed to assume all of the deposits and purchased essentially all of the assets of Heritage.  The FDIC and TNB entered into a loss-share transaction on approximately $151.9 million of Heritage assets, which covers substantially all loans and other real estate. Under the loss share agreement, the FDIC will cover 80% of covered loan and other real estate losses incurred.  Because of the loss protection provided by the FDIC, the risk characteristics of the Heritage loans and other real estate are significantly different from those assets not covered by this agreement.  As a result, Trustmark will refer to loans and other real estate subject to the loss share agreements as “covered” while loans and other real estate that are not subject to the loss share agreement will be referred to as “excluding covered.”  The loss share agreements applicable to single family residential mortgage loans and related foreclosed real estate provide for FDIC loss sharing and TNB’s reimbursement to the FDIC for recoveries of covered losses for ten years from the date on which the loss share agreement was entered. The loss share agreements applicable to commercial loans and related foreclosed real estate provide for FDIC loss sharing for five years from the date on which the loss share agreement was entered and TNB’s reimbursement to the FDIC for recoveries of covered losses for an additional three years thereafter.

The assets purchased and liabilities assumed for the Heritage acquisition have been accounted for under the acquisition method of accounting (formerly the purchase method). The assets and liabilities, both tangible and intangible, are recorded at their estimated fair values as of the acquisition date. The fair value amounts are subject to change for up to one year after the closing date as additional information relating to closing date fair values becomes available. The amounts are also subject to adjustments based upon final settlement with the FDIC.

The statement of assets purchased and liabilities assumed in the Heritage acquisition are presented below at their estimated fair values as of the acquisition date of April 15, 2011 ($ in thousands):

Assets
Cash and due from banks	$50,447
Federal funds sold	1,000
Securities available for sale	6,389
LHFI, excluding covered loans	9,644
Covered loans	97,770
Premises and equipment, net	55
Identifiable intangible assets	902
Covered other real estate	7,485
FDIC indemnification asset	33,333
Other assets	218
Total Assets	207,243

Liabilities
Deposits	204,349
Short-term borrowings	23,157
Other liabilities	730
Total Liabilities	228,236

Net assets acquired at fair value	(20,993)

Cash received on acquisition	28,449

Bargain purchase gain	7,456

Income taxes	2,852

Bargain purchase gain, net of taxes	$4,604

The bargain purchase gain represents the net of the estimated fair value of the assets acquired and liabilities assumed and is influenced significantly by the FDIC-assisted transaction process. Under the FDIC-assisted transaction process, only certain assets and liabilities are transferred to the acquirer and, depending on the nature and amount of the acquirer's bid, the FDIC may be required to make a cash payment to the acquirer. The pretax gain of $7.5 million recognized by Trustmark is considered a bargain purchase transaction under FASB ASC Topic 805, “Business Combinations.” The gain was recognized as other noninterest income in Trustmark’s consolidated statements of income for the three and six months ended June 30, 2011.

The operations of Heritage are included in Trustmark’s operating results from April 15, 2011, and added revenue of $9.2 million and net income available to common shareholders of $5.2 million for the second quarter of 2011. Such operating results are not necessarily indicative of future operating results.

TRUSTMARK CORPORATION AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL INFORMATION June 30, 2011 ($ in thousands) (unaudited)

Note 2 - Securities Available for Sale and Held to Maturity

The following table is a summary of the estimated fair value of securities available for sale and the amortized cost of securities held to maturity ($ in thousands):

	6/30/2011	3/31/2011	12/31/2010	9/30/2010	6/30/2010
SECURITIES AVAILABLE FOR SALE
U.S. Government agency obligations
Issued by U.S. Government agencies	$7	$10	$12	$14	$16
Issued by U.S. Government sponsored agencies	102,940	136,168	122,023	149,588	124,566
Obligations of states and political subdivisions	186,034	161,909	159,637	148,772	125,234
Mortgage-backed securities
Residential mortgage pass-through securities
Guaranteed by GNMA	14,990	12,079	12,442	13,273	13,390
Issued by FNMA and FHLMC	413,493	417,022	426,504	243,220	142,900
Other residential mortgage-backed securities
Issued or guaranteed by FNMA, FHLMC, or GNMA	1,556,676	1,486,872	1,400,816	1,366,373	1,333,725
Commercial mortgage-backed securities
Issued or guaranteed by FNMA, FHLMC, or GNMA	124,902	95,644	55,815	41,359	40,789
Corporate debt securities	-	-	-	6,025	6,090
Total securities available for sale	$2,399,042	$2,309,704	$2,177,249	$1,968,624	$1,786,710

SECURITIES HELD TO MATURITY
Obligations of states and political subdivisions	$46,931	$49,129	$53,246	$61,139	$64,517
Mortgage-backed securities
Residential mortgage pass-through securities
Guaranteed by GNMA	5,547	5,650	6,058	6,462	6,591
Other residential mortgage-backed securities
Issued or guaranteed by FNMA, FHLMC, or GNMA	32,456	52,272	78,526	98,217	118,708
Commercial mortgage-backed securities
Issued or guaranteed by FNMA, FHLMC, or GNMA	2,989	3,003	3,017	3,031	3,044
Total securities held to maturity	$87,923	$110,054	$140,847	$168,849	$192,860

Management continues to focus on asset quality as one of the strategic goals of the securities portfolio, which is evidenced by the investment of approximately 91% of the portfolio in U.S. Government agency-backed obligations and other AAA rated securities.  None of the securities owned by Trustmark are collateralized by assets which are considered sub-prime. Furthermore, outside of membership in the Federal Home Loan Bank of Dallas, Federal Reserve Bank and Depository Trust and Clearing Corporation, Trustmark does not hold any equity investment in government sponsored entities.

Note 3 – Loan Composition

LHFI BY TYPE (excluding covered loans)	6/30/2011	3/31/2011	12/31/2010	9/30/2010	6/30/2010
Loans secured by real estate:
Construction, land development and other land loans	$510,867	$552,956	$583,316	$615,554	$737,015
Secured by 1-4 family residential properties	1,737,744	1,737,018	1,732,056	1,672,199	1,630,353
Secured by nonfarm, nonresidential properties	1,457,328	1,488,711	1,498,108	1,531,953	1,463,657
Other real estate secured	208,797	216,986	231,963	203,931	189,118
Commercial and industrial loans	1,082,127	1,082,258	1,068,369	1,016,292	1,040,152
Consumer loans	332,032	357,870	402,165	444,927	492,262
Other loans	577,421	528,290	544,265	513,848	502,438
LHFI, excluding covered loans	5,906,316	5,964,089	6,060,242	5,998,704	6,054,995
Allowance for loan losses	(86,846)	(93,398)	(93,510)	(94,458)	(100,656)
Net LHFI, excluding covered loans	$5,819,470	$5,870,691	$5,966,732	$5,904,246	$5,954,339

COVERED LOANS BY TYPE	6/30/2011	3/31/2011	12/31/2010	9/30/2010	6/30/2010
Loans secured by real estate:
Construction, land development and other land loans	$8,477	$-	$-	$-	$-
Secured by 1-4 family residential properties	32,124	-	-	-	-
Secured by nonfarm, nonresidential properties	35,846	-	-	-	-
Other real estate secured	5,363	-	-	-	-
Commercial and industrial loans	5,570	-	-	-	-
Consumer loans	163	-	-	-	-
Other loans	1,015	-	-	-	-
Covered loans	$88,558	$-	$-	$-	$-

TRUSTMARK CORPORATION AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL INFORMATION June 30, 2011 ($ in thousands) (unaudited)

Note 3 – Loan Composition (continued)
	June 30, 2011
LHFI - COMPOSITION BY REGION (1)	Total	Florida	Mississippi (Central and Southern Regions)	Tennessee (Memphis, TN and Northern MS Regions)	Texas
Loans secured by real estate:
Construction, land development and other land loans	$510,867	$111,131	$231,554	$37,108	$131,074
Secured by 1-4 family residential properties	1,737,744	65,532	1,490,992	147,741	33,479
Secured by nonfarm, nonresidential properties	1,457,328	174,655	788,059	171,487	323,127
Other real estate secured	208,797	12,852	151,643	8,006	36,296
Commercial and industrial loans	1,082,127	14,267	769,923	82,891	215,046
Consumer loans	332,032	1,256	301,941	23,180	5,655
Other loans	577,421	27,471	492,889	21,311	35,750
Loans	$5,906,316	$407,164	$4,227,001	$491,724	$780,427

CONSTRUCTION, LAND DEVELOPMENT AND OTHER LAND LOANS BY REGION (1)
Lots	$77,159	$42,990	$22,196	$2,040	$9,933
Development	129,723	13,086	56,574	5,061	55,002
Unimproved land	193,351	49,910	85,466	23,643	34,332
1-4 family construction	77,860	1,130	55,404	3,998	17,328
Other construction	32,774	4,015	11,914	2,366	14,479
Construction, land development and other land loans	$510,867	$111,131	$231,554	$37,108	$131,074

LOANS SECURED BY NONFARM, NONRESIDENTIAL PROPERTIES BY REGION (1)
Income producing:
Retail	$169,713	$50,707	$65,546	$23,698	$29,762
Office	150,980	43,528	77,992	11,694	17,766
Nursing homes/assisted living	128,644	-	118,864	4,405	5,375
Hotel/motel	78,530	11,001	29,059	10,908	27,562
Industrial	31,210	9,286	4,828	1,209	15,887
Health care	13,312	-	12,204	53	1,055
Convenience stores	10,045	205	5,056	2,388	2,396
Other	156,833	14,394	66,564	9,946	65,929
Total income producing loans	739,267	129,121	380,113	64,301	165,732

Owner-occupied:
Office	115,345	16,995	63,196	10,237	24,917
Churches	91,345	2,127	51,993	32,232	4,993
Industrial warehouses	92,353	2,391	53,837	511	35,614
Health care	85,854	10,862	53,484	14,190	7,318
Convenience stores	67,574	1,256	38,714	2,767	24,837
Retail	35,119	4,081	21,753	2,553	6,732
Restaurants	30,976	757	22,858	5,634	1,727
Auto dealerships	19,573	586	14,840	1,467	2,680
Other	179,922	6,479	87,271	37,595	48,577
Total owner-occupied loans	718,061	45,534	407,946	107,186	157,395

Loans secured by nonfarm, nonresidential properties	$1,457,328	$174,655	$788,059	$171,487	$323,127

(1) Excludes covered loans.

TRUSTMARK CORPORATION AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL INFORMATION June 30, 2011 ($ in thousands) (unaudited)

Note 3 – Loan Composition (continued)

	June 30, 2011

				Classified (3)
FLORIDA CREDIT QUALITY	Total Loans	Criticized Loans (1)	Special Mention (2)	Accruing	Nonimpaired Nonaccrual	Impaired Nonaccrual (4)
Construction, land development and other land loans:
Lots	$42,990	$15,318	$2,394	$9,080	$1,833	$2,011
Development	13,086	3,315	-	1,747	84	1,484
Unimproved land	49,910	29,629	20,209	2,649	648	6,123
1-4 family construction	1,130	-	-	-	-	-
Other construction	4,015	295	-	295	-	-
Construction, land development and other land loans	111,131	48,557	22,603	13,771	2,565	9,618
Commercial, commercial real estate and consumer	296,033	58,431	7,276	32,586	4,666	13,903

Total Florida loans	$407,164	$106,988	$29,879	$46,357	$7,231	$23,521

FLORIDA LOAN LOSS RESERVES BY LOAN TYPE	Total Loans	Loan Loss Reserves	Loan Loss Reserve % of Total Loans
Construction, land development and other land loans:
Lots	$42,990	$4,319	10.05%
Development	13,086	1,828	13.97%
Unimproved land	49,910	5,951	11.92%
1-4 family construction	1,130	18	1.59%
Other construction	4,015	282	7.02%
Construction, land development and other land loans	111,131	12,398	11.16%
Commercial, commercial real estate and consumer	296,033	6,561	2.22%

Total Florida loans	$407,164	$18,959	4.66%

(1)	Criticized loans equal all special mention and classified loans.
(2)	Special mention loans exhibit potential credit weaknesses that, if not resolved, may ultimately result in a more severe classification.
(3)	Classified loans include those loans identified by management as exhibiting well-defined credit weaknesses that may jeopardize repayment in full of the debt.
(4)
All nonaccrual loans over $500 thousand are individually assessed for impairment.  Impaired loans have been determined to be collateral dependent and assessed using a fair value approach.  Fair value estimates begin with appraised values, normally from recently received and reviewed appraisals.  Appraised values are adjusted down for costs associated with asset disposal.  At the time a loan is deemed to be impaired, the full difference between book value and the most likely estimate of the asset’s net realizable value is charged off.  However, as subsequent events dictate and estimated net realizable values decline, required reserves are established.

LOAN COMPOSITION -FLORIDA	6/30/2011	3/31/2011	12/31/2010	9/30/2010	6/30/2010
Loans secured by real estate:
Construction, land development and other land loans	$111,131	$122,445	$132,021	$145,907	$173,932
Secured by 1-4 family residential properties	65,532	69,552	72,114	73,738	77,680
Secured by nonfarm, nonresidential properties	174,655	177,943	183,250	184,992	178,297
Other real estate secured	12,852	13,472	14,038	12,223	8,062
Commercial and industrial loans	14,267	14,774	16,053	17,512	25,254
Consumer loans	1,256	1,476	1,487	1,636	1,756
Other loans	27,471	27,694	25,488	28,194	29,354
Loans	$407,164	$427,356	$444,451	$464,202	$494,335

CONSTRUCTION, LAND DEVELOPMENT AND OTHER LAND LOANS - FLORIDA
Lots	$42,990	$44,742	$46,907	$48,700	$54,406
Development	13,086	20,524	21,144	24,060	24,632
Unimproved land	49,910	52,177	57,811	61,676	69,003
1-4 family construction	1,130	1,078	2,277	7,864	9,148
Other construction	4,015	3,924	3,882	3,607	16,743
Construction, land development and other land loans	$111,131	$122,445	$132,021	$145,907	$173,932

TRUSTMARK CORPORATION AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL INFORMATION June 30, 2011 ($ in thousands) (unaudited)

Note 4 – Yields on Earning Assets and Interest-Bearing Liabilities

The following table illustrates the yields on earning assets by category as well as the rates paid on interest-bearing liabilities on a tax equivalent basis:

	Quarter Ended					Six Months Ended
	6/30/2011	3/31/2011	12/31/2010	9/30/2010	6/30/2010	6/30/2011	6/30/2010
Securities – Taxable	3.69%	3.77%	3.90%	4.11%	4.50%	3.73%	4.61%
Securities – Nontaxable	4.79%	5.02%	4.97%	5.51%	5.65%	4.90%	5.74%
Securities – Total	3.77%	3.87%	3.99%	4.22%	4.59%	3.82%	4.70%
Loans	5.25%	5.25%	5.29%	5.31%	5.37%	5.25%	5.35%
FF Sold & Rev Repo	0.41%	0.39%	0.44%	0.42%	0.38%	0.40%	0.34%
Other Earning Assets	4.17%	2.81%	3.15%	3.92%	3.79%	3.36%	3.56%
Total Earning Assets	4.83%	4.86%	4.94%	5.04%	5.18%	4.84%	5.19%

Interest-bearing Deposits	0.66%	0.70%	0.77%	0.84%	0.90%	0.68%	0.96%
FF Pch & Repo	0.22%	0.21%	0.23%	0.22%	0.21%	0.21%	0.18%
Other Borrowings	2.76%	1.72%	1.65%	2.01%	2.02%	2.10%	1.81%
Total Interest-bearing Liabilities	0.70%	0.71%	0.76%	0.85%	0.91%	0.71%	0.94%

Net interest margin	4.29%	4.30%	4.36%	4.39%	4.47%	4.29%	4.45%

During the second quarter of 2011, the net interest margin declined one basis point to 4.29%, from 4.30% for the first quarter of 2011.  A modest decline in earning asset yields, primarily securities, was mostly offset by a decrease in interest-bearing deposit costs.

Note 5 – Mortgage Banking

Trustmark utilizes a portfolio of exchange-traded derivative instruments, such as Treasury note futures contracts and exchange-traded option contracts, to achieve a fair value return that offsets the changes in fair value of MSR attributable to interest rates. These transactions are considered freestanding derivatives that do not otherwise qualify for hedge accounting.  Changes in the fair value of these exchange-traded derivative instruments are recorded in noninterest income in mortgage banking, net and are offset by the changes in the fair value of MSR.  The MSR fair value represents the effect of present value decay and the effect of changes in interest rates.  Ineffectiveness of hedging the MSR fair value is measured by comparing the total hedge cost to the changes in the fair value of the MSR asset attributable to interest rate changes.  The impact of this strategy resulted in a net positive ineffectiveness of $1.7 million and $3.7 million for the quarters ended June 30, 2011 and 2010, respectively.

The following table illustrates the components of mortgage banking revenues included in noninterest income in the accompanying income statements:

	Quarter Ended					Six Months Ended
	6/30/2011	3/31/2011	12/31/2010	9/30/2010	6/30/2010	6/30/2011	6/30/2010
Mortgage servicing income, net	$3,713	$3,614	$3,577	$3,406	$3,495	$7,327	$6,944
Change in fair value-MSR from runoff	(1,455)	(1,291)	(2,506)	(2,255)	(1,374)	(2,746)	(2,544)
Gain on sales of loans, net	1,852	3,101	5,754	3,911	1,897	4,953	5,652
Other, net	448	(965)	(2,016)	1,919	1,193	(517)	191
Mortgage banking income before hedge ineffectiveness	4,558	4,459	4,809	6,981	5,211	9,017	10,243
Change in fair value-MSR from market changes	(4,931)	257	5,870	(3,115)	(8,631)	(4,674)	(11,698)
Change in fair value of derivatives	6,642	6	(6,177)	5,995	12,330	6,648	16,437
Net positive (negative) hedge ineffectiveness	1,711	263	(307)	2,880	3,699	1,974	4,739
Mortgage banking, net	$6,269	$4,722	$4,502	$9,861	$8,910	$10,991	$14,982

During the first quarter of 2010, Trustmark completed the final settlement of the sale of approximately $920.9 million in mortgages serviced for others, which reduced Trustmark’s MSR by approximately $8.5 million.  In addition, during December of 2010, Trustmark purchased approximately $53.9 million of GNMA serviced loans, which were subsequently sold to a third party.  Trustmark will retain the servicing for these loans, which are fully guaranteed by FHA/VA.  The effect of these transactions did not have a material impact on Trustmark's results of operations.

Note 6 – Non-GAAP Financial Measures

In addition to capital ratios defined by generally accepted accounting principles (GAAP) and banking regulators, Trustmark utilizes various tangible common equity measures when evaluating capital utilization and adequacy.  Tangible common equity, as defined by Trustmark, represents common equity less goodwill and identifiable intangible assets.

Trustmark believes these measures are important because they reflect the level of capital available to withstand unexpected market conditions. Additionally, presentation of these measures allows readers to compare certain aspects of Trustmark’s capitalization to other organizations.  These ratios differ from capital measures defined by banking regulators principally in that the numerator excludes shareholders’ equity associated with preferred securities, the nature and extent of which varies across organizations.

These calculations are intended to complement the capital ratios defined by GAAP and banking regulators.  Because GAAP does not include these capital ratio measures, Trustmark believes there are no comparable GAAP financial measures to these tangible common equity ratios.  Despite the importance of these measures to Trustmark, there are no standardized definitions for them and, as a result, Trustmark’s calculations may not be comparable with other organizations. Also there may be limits in the usefulness of these measures to investors. As a result, Trustmark encourages readers to consider its consolidated financial statements in their entirety and not to rely on any single financial measure. The following table reconciles Trustmark’s calculation of these measures to amounts reported under GAAP.

TRUSTMARK CORPORATION AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL INFORMATION June 30, 2011 ($ in thousands) (unaudited)

Note 6 - Non-GAAP Financial Measures (continued)
			Quarter Ended					Six Months Ended
			6/30/2011	3/31/2011	12/31/2010	9/30/2010	6/30/2010	6/30/2011	6/30/2010
	TANGIBLE COMMON EQUITY
	AVERAGE BALANCES
	Total shareholders' common equity		$1,181,776	$1,159,898	$1,160,058	$1,155,054	$1,138,935	$1,170,897	$1,131,189
Less:	Goodwill		(291,104)	(291,104)	(291,104)	(291,104)	(291,104)	(291,104)	(291,104)
	Identifiable intangible assets		(15,976)	(16,003)	(16,835)	(17,716)	(18,596)	(15,989)	(19,038)
	Total average tangible common equity		$874,696	$852,791	$852,119	$846,234	$829,235	$863,804	$821,047

	PERIOD END BALANCES
	Total shareholders' common equity		$1,192,770	$1,160,229	$1,149,484	$1,158,792	$1,142,380
Less:	Goodwill		(291,104)	(291,104)	(291,104)	(291,104)	(291,104)
	Identifiable intangible assets		(15,651)	(15,532)	(16,306)	(17,181)	(18,062)
	Total tangible common equity	(a)	$886,015	$853,593	$842,074	$850,507	$833,214

	TANGIBLE ASSETS
	Total assets		$9,698,451	$9,514,462	$9,553,902	$9,416,905	$9,244,545
Less:	Goodwill		(291,104)	(291,104)	(291,104)	(291,104)	(291,104)
	Identifiable intangible assets		(15,651)	(15,532)	(16,306)	(17,181)	(18,062)
	Total tangible assets	(b)	$9,391,696	$9,207,826	$9,246,492	$9,108,620	$8,935,379

	Risk-weighted assets	(c)	$6,556,690	$6,536,056	$6,672,174	$6,653,479	$6,658,897

NET INCOME ADJUSTED FOR INTANGIBLE AMORTIZATION
	Net income available to common shareholders		$31,602	$24,013	$25,160	$25,860	$26,161	$55,615	$49,616
Plus:	Intangible amortization net of tax		483	480	538	545	545	963	1,090
	Net income adjusted for intangible amortization		$32,085	$24,493	$25,698	$26,405	$26,706	$56,578	$50,706

	Period end common shares outstanding	(d)	64,119,235	63,987,064	63,917,591	63,885,959	63,885,403

TANGIBLE COMMON EQUITY MEASUREMENTS
	Return on average tangible common equity 1		14.71%	11.65%	11.96%	12.38%	12.92%	13.21%	12.45%
	Tangible common equity/tangible assets	(a)/(b)	9.43%	9.27%	9.11%	9.34%	9.32%
	Tangible common equity/risk-weighted assets	(a)/(c)	13.51%	13.06%	12.62%	12.78%	12.51%
	Tangible common book value	(a)/(d)*1,000	$13.82	$13.34	$13.17	$13.31	$13.04

TIER 1 COMMON RISK-BASED CAPITAL
	Total shareholders' equity		$1,192,770	$1,160,229	$1,149,484	$1,158,792	$1,142,380
	Eliminate qualifying AOCI		(3,674)	11,623	11,426	(9,648)	(5,404)
	Qualifying tier 1 capital		60,000	60,000	60,000	68,000	68,000
	Disallowed goodwill		(291,104)	(291,104)	(291,104)	(291,104)	(291,104)
Adj to goodwill allowed for deferred taxes			10,920	10,568	10,215	9,863	9,510
	Other disallowed intangibles		(15,651)	(15,532)	(16,306)	(17,181)	(18,062)
	Disallowed servicing intangible		(5,011)	(5,360)	(5,115)	(4,197)	(4,304)
	Total tier 1 capital		$948,250	$930,424	$918,600	$914,525	$901,016
Less:	Qualifying tier 1 capital		(60,000)	(60,000)	(60,000)	(68,000)	(68,000)
	Total tier 1 common capital	(e)	$888,250	$870,424	$858,600	$846,525	$833,016

	Tier 1 common risk-based capital ratio	(e)/(c)	13.55%	13.32%	12.87%	12.72%	12.51%

1 Calculation = ((net income adjusted for intangible amortization/number of days in period)*number of days in year)/total average tangible common equity